UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 17, 2006

                          FIRST MONTAUK FINANCIAL CORP.
                          -----------------------------
             (Exact name of registrant as specified in its charter)




                         COMMISSION FILE NUMBER: 0-6729
                                                 ------

                NEW JERSEY                           22-1737915
                ----------                           ----------
     (State or other jurisdiction of      (I.R.S. Employer Identification No.)
     incorporation or organization)

                            Parkway 109 Office Center
                             328 Newman Springs Road
                               Red Bank, NJ 07701
              (Address and zip code of principal executive offices)

                                 (732) 842-4700
               (Registrant's telephone number, including area code)




CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

      |_| Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)
      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
          CFR 240.14a-12)
      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
          Exchange Act (17 CFR 240.14d-2(b))
      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





                                     1 of 3

Item 8.01       Other Events.

     On August 17, 2006, the Registrant issued two press releases. One press release described the results of the Special Meeting of Shareholders at which the Company's shareholders representing a majority of the voting shares voted to approve the proposed merger with an affiliate of Investment Properties of America. A copy of the press release is attached as Exhibit 99.1 to this Current Report. The second press release announced the addition of two executives to the Company's broker-dealer subsidiary's board of directors and officers. A copy of the press release is attached as Exhibit 99.2 to this Current Report. Exhibits 99.1 and 99.2 are being "furnished" and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as shall be expressly set forth by specific reference in such filing.

Item 9.01    Financial Statements and Exhibits

 (c)          Exhibits

              The following exhibits are filed or furnished herewith:

              99.1      Press Release dated August 17, 2006
              99.2      Press Release dated August 17, 2006




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FIRST MONTAUK FINANCIAL CORP.

                                    By:    /s/ Victor K. Kurylak
                                           ------------------------------
                                    Name:  Victor K. Kurylak
                                    Title: President and Chief Executive Officer
                                    Date:  August 18, 2006




                                  EXHIBIT INDEX


    Exhibit     Description
    Number
    ------
      99.1       Press Release dated August 17, 2006
      99.2       Press Release dated August 17, 2006

                                                                Exhibit 99.1



            First Montauk Financial Corp. Shareholders Approve Merger

August 17, 2006 -- Red Bank, NJ -- First Montauk Financial Corp. (OTCBB: FMFK) announced that shareholders representing 98.2% of the shares voting at today's special meeting approved the proposed merger with an affiliate of Investment Properties of America, LLC, a privately owned, diversified real estate investment and management company. Upon the completion of the transaction, each holder of First Montauk common stock will be entitled to receive $1.00 per share in cash.

The merger is subject to other conditions, including all regulatory approvals. The transaction is expected to close during the fourth quarter of 2006. However, as a result of the foregoing conditions, there can be no assurances that the transaction will be completed.

Commenting on the proposed merger Victor K. Kurylak, President and Chief Executive Officer stated, "We are pleased our shareholders have overwhelmingly approved this transaction. The change in ownership combined with a significant capital infusion will help us continue the progress we have made over the past two years as we strive to become the leaders of the independent segment of the brokerage industry. We have begun the process of seeking regulatory approval and we will make every effort to fulfill the wishes of our shareholders and complete this transaction in a timely manner."

First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, New Jersey. First Montauk conducts securities brokerage, insurance, investment banking and advisory business and has approximately 290 registered representatives and services over 50,000 retail and institutional accounts, which comprise over $3.2 billion in customer assets.

Investment Properties of America, LLC (IPofA) is a full-service, investment and management company grounded in its philosophy of creativity, diversity, consistency and integrity. IPofA acquires, owns and operates properties, primarily leased to major national and regional retail companies under net leases.

Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 50,000 retail and institutional accounts. The Company's ability to offer quality support services, research, web-based information systems and a competitive commission payout structure has attracted approximately 290 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption OFactors Affecting Forward Looking Statements" in the Company's Form 10-Q for the second quarter ended June 30, 2006, as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.


Contact:

First Montauk Financial Corp.
Victor K. Kurylak,
President and Chief Executive Officer
(800) 876-3672, ext. 4230
info@montaukfinancial.com

                                                                Exhibit 99.2



                           TWO NEW EXECUTIVES TO JOIN
                    MONTAUK FINANCIAL GROUP'S MANAGEMENT TEAM


Red Bank, NJ - August 17, 2006 - First Montauk Financial Corp. (OTC/BB: FMFK), a nationwide provider of investment services through independent financial professionals, today announced the hiring of two new management team members for its wholly owned subsidiary, Montauk Financial Group. Phillip P. D'Ambrisi and Celeste M. Leonard have accepted offers to join the firm as Executive Vice President and Chief Operating Officer and Executive Vice President and Chief Compliance Officer, respectively. In addition, Mr. D'Ambrisi and Ms. Leonard will join the Board of Directors of First Montauk Securities Corp.

"We are extremely pleased to welcome Phil and Celeste to our senior management team. Both individuals are seasoned executives who will bring a wealth of industry experience to their respective positions. Their integrity and accomplishments in the financial services industry are well recognized," commented Victor K. Kurylak, President and Chief Executive Officer. "The Company has made a great deal of progress in the past two years, and the addition of these two talented individuals continues to demonstrate our dedicated efforts to be leaders in our segment of the market."

Mr. D'Ambrisi has over twenty years of management experience in the financial services industry. Most recently, he served as Senior Vice President and Chief Operating Officer of Horner, Townsend & Kent, Inc., a subsidiary of The Penn Mutual Life Insurance Company. Previously, during the period from 1989 to 2004 Mr. D'Ambrisi was employed by MONY Securities Corporation a subsidiary of The MONY Group, initially as a Senior Vice President and Chief Operations Officer from 1989 to 1999 and then as the President and Chief Executive Officer from 1999 to 2004. He has also worked in various management positions at Mutual of New York, Securities Settlement Corporation and Dean Witter Reynolds, Inc. Mr. D'Ambrisi is a graduate of Rutgers University and holds NASD Series 7, 63 and 24 licenses.

"I am pleased to be joining First Montauk at such an exciting time," stated Mr. D'Ambrisi. "The growth potential in the independent brokerage sector, combined with a strong management team and an outstanding network of financial affiliates, makes First Montauk a very attractive opportunity."

Ms. Leonard has over twenty years of management experience in supervision and compliance in the securities industry and joins First Montauk from Smith Barney Citigroup where she served as Director of Sales Practices. Previously, she was a Senior Vice President for Business Control Management at Neuberger Berman, LLC. and from 1996 to 2004 Ms. Leonard served as Executive Director/National Director of Branch Supervision for CIBC Oppenheimer Corp. She has also held the position of Compliance Director for the Financial Services Division of Lehman Brothers from 1994 to 1996. Prior to that, Ms. Leonard held various compliance and supervisory management positions at Lehman Brothers, Shearson/Lehman Brothers, Shearson/American Express and Shearson. Ms. Leonard is a member of the New York Stock Exchange Hearing Board and a member of the SIA Compliance and Legal Division and has presented at SIA and NASD conferences. She attended Duquesne University and holds NASD Series 7, 8, 63, and 65 licenses.

Commenting on her new position Ms. Leonard stated, "I look forward to joining the management team at First Montauk and contributing to the progress and success they have achieved in recent years."


Montauk Financial Group is a service mark of First Montauk Securities Corp., Member NASD/SIPC. First Montauk Financial Corp. is the parent company of First Montauk Securities Corp., a registered securities broker/dealer headquartered in Red Bank, NJ, with approximately 50,000 retail and institutional accounts. The Company's ability to offer quality support services, research, web-based information systems and a competitive commission payout structure has attracted approximately 290 independent, professional registered representatives across the country. Additional information is available at the Company's website at www.montaukfinancial.com.

 Statements contained in this news release regarding expected financial results of the Company and First Montauk Securities Corp., are forward-looking statements, subject to uncertainties and risks, many of which are beyond the Company's control, including, but not limited to, market conditions, interest rate and currency fluctuations, dependence on key personnel, each of which may be impacted, among other things, by economic, competitive or regulatory conditions. These and other applicable risks are summarized under the caption OFactors Affecting Forward Looking Statements" in the Company's Form 10-Q for the second quarter ended June 30, 2006, as filed with the Securities and Exchange Commission. Forward-looking statements by their nature involve substantial risks and uncertainties. As a result, actual results may differ materially depending on many factors, including those described above. The Company cautions that historical results are not necessarily indicative of the Company's future performance.

Contact:

First Montauk Financial Corp.
Victor K. Kurylak,
President and Chief Executive Officer
(800) 876-3672, ext. 4230
info@montaukfinancial.com